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                                                                  Exhibit 10(ff)

                           RESTRICTED SHARES AGREEMENT

     Developers Diversified Realty Corporation, an Ohio corporation (the "Company"), has granted to , a director of the Company (the "Grantee"), 150 of the Company's Common Shares, without par value (the "Restricted Shares"). The Restricted Shares are subject to the following provisions of this Agreement:

     ss. 1. VESTING. The Restricted Shares will vest, in whole or in part, in accordance with the following schedule (each date, the applicable "Vesting Date"). If the Grantee is then serving as a director of the Company, the Restricted Shares shall vest as follows:

                       VESTING DATE              NO. OF SHARES VESTING

                       January 1, 2000                    75

                       January 1, 2001                    75

     ss. 2. PURCHASE PRICE. The purchase price of the Restricted Shares is $-0-. The certificates representing thE Restricted Shares will be issued in the name of the Grantee, but held by the Company until the Vesting Date. The Grantee agrees to execute and deliver a stock power with respect to the Restricted Shares for the purpose of transferring back to the Company any Restricted Shares that do not become vested. The Company will deliver the certificates representing the Restricted Shares to the Grantee within a reasonable period of time after the Vesting Date.

     ss. 3. TRANSFERABILITY. Prior to the Vesting Date, the Restricted Shares will not be transferable by the Grantee other than by will or by the laws of descent and distribution. Thereafter, the Restricted Shares will be transferable by the Grantee in accordance with any applicable Federal and state laws.

     ss. 4. SHAREHOLDER RIGHTS AND RESTRICTIONS. Except with regard to the disposition of Restricted Shares, the Grantee will generally have all rights of a shareholder with respect to the Restricted Shares from the date of grant, including, without limitation, the right to receive dividends with respect to such Restricted Shares and the right to vote such Restricted Shares.

     ss. 5. LEGEND. The Grantee is aware that the Restricted Shares have not been registered under the Securities Act of 1933, as amended, nor have they been registered under any state securities law. The Grantee agrees to the imprinting of a legend on the certificate representing the Restricted Shares to the following effect:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT, OR UNDER RELEVANT STATE SECURITIES LAWS, IS IN EFFECT AS TO THESE SECURITIES, OR



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         (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION,
         THAT AN EXEMPTION THEREFROM IS AVAILABLE. THIS CERTIFICATE MUST BE SURRENDERED TO THE CORPORATION OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY SECURITIES REPRESENTED BY THIS CERTIFICATE."

     ss. 6. CHANGE IN CONTROL. Upon a Change in Control (as defined below) the Restricted Shares will automatically vest. A "Change in Control" for the purpose of this Agreement will be deemed to have occurred if, at any time:

     (a) Any person or group of persons acting alone or together with any of its affiliates or associates, acquires legal or beneficial ownership interest, or voting rights, in twenty percent (20%) or more of the common voting stock of the Company;

     (b) At any time during a period of 24 consecutive months, individuals who were directors at the beginning of the period no longer constitute a majority of the members of the Board of Directors of the Company unless the election, or the nomination for election by the Company's shareholders, of each director who was not a director at the beginning of the period is approved by at least a majority of the directors who are in office at the time of the election or nomination and were directors at the beginning of the period; or

     (c) A record date is established for determining shareholders of the Company entitled to vote upon (i) a merger or consolidation of the Company with another real estate investment trust, partnership, corporation or other entity in which the Company is not the surviving or continuing entity or in which all or a substantial part of the outstanding shares are to be converted into or exchanged for cash, securities, or other property, (ii) a sale or other disposition of all or substantially all of the assets of the Company or (iii) the dissolution of the Company.

                                      DEVELOPERS DIVERSIFIED REALTY
                                        CORPORATION

DATE OF GRANT:

                                      By:
----------------------------             -----------------------------------
                                               Scott A. Wolstein, President
                                                 and Chief Executive Officer


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                             ACCEPTANCE OF AGREEMENT
                             -----------------------

                  The Grantee hereby: (a) acknowledges that he has received a copy of the Company's most recent Annual Report and other communications routinely distributed to the Company's shareholders; (b) accepts this Agreement and the Restricted Shares granted to him under this Agreement subject to all provisions of this Agreement; (c) represents and warrants to the Company that he is acquiring the Restricted Shares for his own account, for investment, and not with a view to or any present intention of selling or distributing the Restricted Shares either now or at any specific or determinable future time or period or upon the occurrence or nonoccurrence of any predetermined or reasonably foreseeable event; and (d) agrees that no transfer of the Restricted Shares will be made unless the Restricted Shares have been duly registered under all applicable Federal and state securities laws pursuant to a then-effective registration which contemplates the proposed transfer or unless the Company has received the written opinion of, or satisfactory to, its legal counsel that the proposed transfer is exempt from such registration:




                              -----------------------------------
                              Grantee's Signature

                              -----------------------------------
                              Grantee's Social Security Number